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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                NOVEMBER 10, 2008

                                MICROISLET, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                                          88-0408274
(State or other jurisdiction of                (IRS Employer Identification No.)
        incorporation)

                                    001-32202
                              (Commission File No.)

                        6370 NANCY RIDGE DRIVE, SUITE 112
                           SAN DIEGO, CALIFORNIA 92121
                    (Address of principal executive offices)

                                 (858) 657-0287
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.03.        BANKRUPTCY OR RECEIVERSHIP.

         On November 10, 2008, MicroIslet, Inc. (the "Company") filed a voluntary petition in the United States Bankruptcy Court for the Southern District of California (the "Bankruptcy Court") seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") (Case No. 08-11388) (the "Chapter 11 Case"). The Chapter 11 Case will be administered by the Bankruptcy Court and the Company will continue to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

ITEM 8.01         OTHER EVENTS.

         On November 10, 2008, the Company issued a press release announcing the Company's Chapter 11 petition filing, a copy of which is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (D)      EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Press Release of MicroIslet, Inc., dated November 10, 2008, announcing Chapter 11 petition filing.






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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MICROISLET, INC.




Date: November 11, 2008                     /s/ Michael J. Andrews
                                            -------------------------------
                                            Michael J. Andrews
                                            Chief Executive Officer